Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.5395%



        Excess Protection Level
          3 Month Average 5.87%
          March, 2000 5.97%
          February, 2000  6.22%
          January, 2000 5.43%


        Cash Yield19.39%


        Investor Charge Offs 4.70%


        Base Rate 8.73%


        Over 30 Day Delinquency 4.65%


        Seller's Interest 8.73%


        Total Payment Rate15.20%


        Total Principal Balance$49,480,326,758.32


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,321,526,239.83